Exhibit 99.1

NEWS RELEASE

LUMENTUM PROVIDES PRELIMINARY FISCAL SECOND QUARTER 2021 FINANCIAL RESULTS

San Jose, Calif., January 19, 2021 – Lumentum Holdings Inc. (“Lumentum” or the “Company”) today reported preliminary results for its fiscal second quarter of 2021 ended December 26, 2020.

Preliminary Results for the Fiscal Second Quarter 2021

•       Net revenue of approximately $478.8 million

•       GAAP operating margin in the range of 22.6% to 24.1%

•       GAAP diluted net income per share in the range of $0.98 to $1.06

•       Non-GAAP operating margin in the range of 34.0% to 35.5%

•       Non-GAAP diluted net income per share in the range of $1.91 to $1.99

These preliminary unaudited financial results are based on preliminary unaudited information and management's estimates, and are inherently uncertain and subject to revision in connection with the Company's financial closing procedures and finalization of the Company’s financial statements for its fiscal second quarter of 2021. Actual results for the fiscal second quarter of 2021 may differ materially from these preliminary unaudited financial results.

Conference Call to Review Fiscal Second Quarter 2021 Financial Results on February 2, 2021

The Company plans to release its fiscal second quarter 2021 financial results for the period ended December 26, 2020, on Tuesday, February 2, 2021, before the market opens, and is planning to hold a conference call to review these financial results the same day at 5:30 am PT/ 8:30 am ET. Details on this call will be provided in a separate news release to be issued later this week.

Related Announcement

In a separate news release today, the Company announced that it had entered into a transaction to acquire Coherent, Inc. Lumentum will host a conference call today, January 19, 2021, at 5:30 am PT/8:30 am ET to discuss the announced transaction. Information about today’s call and the related transaction announcement is available on the Lumentum website at http://investor.lumentum.com. Lumentum has used, and intends to continue to use, its Investor Relations website as means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. This press release is being furnished as an exhibit to a Current Report on Form 8-K filed with the Securities and Exchange Commission and will be available at http://www.sec.gov/.

About Lumentum

Lumentum (NASDAQ: LITE) is a market-leading designer and manufacturer of innovative optical and photonic products enabling optical networking and laser applications worldwide. Lumentum optical components and subsystems are part of virtually every type of telecom, enterprise, and data center network. Lumentum lasers enable advanced manufacturing techniques and diverse applications including next-generation 3D sensing capabilities. Lumentum is headquartered in San Jose, California with R&D, manufacturing, and sales offices worldwide. For more information, visit www.lumentum.com.

Contact Information

Investors: Jim Fanucchi, 408-404-5400; investor.relations@lumentum.com

Media: Sean Ogarrio, 408-546-5405; media@lumentum.com

Use of Non-GAAP Financial Measures

In this press release, Lumentum provides investors with operating margin, operating income, net income and net income per share on a non-GAAP basis. Lumentum believes this non-GAAP financial information provides additional insight into the Company’s on-going business operations and results, as well as cash generation, and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company’s on-going operations and enable more meaningful period to period comparisons. In addition, the Company believes that providing certain of these measures allow investors to better understand the Company’s cash flows and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such cash flows. However, these measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. The non-GAAP financial measures used in this press release should not be considered in isolation from measures of financial performance prepared in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to our GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future. Further, these non-GAAP financial measures may not be comparable to similarly titled measurements reported by other companies.

Non-GAAP operating margin, non-GAAP operating income, non-GAAP net income and non-GAAP net income per share exclude, as applicable (i) stock-based compensation, (ii) inventory write-downs and fixed asset impairment due to cancelled programs, plans to exit certain lines of business and other costs and contingencies unrelated to current and future operations, (iii) acquisition and disposition related costs, (iv) integration related costs, (v) amortization of acquired intangibles, (vi) amortization of fair value adjustments, (vii) restructuring and related charges, (viii) non-cash interest expense, (ix) foreign exchange (gains) losses, net, (x) impairment charges, (xi) transferring product lines to Thailand, (xii) excess and obsolete inventory charges driven by the decline in demand from Huawei, (xiii) certain expenses related to the COVID-19 outbreak, and (xiv) non-cash income tax impacts. The presentation of these and other similar items in Lumentum’s non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent or unusual.

A quantitative reconciliation between GAAP and non-GAAP financial data with respect to historical periods is included in the supplemental financial table below.

LUMENTUM HOLDINGS INC.

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(in millions, except per share data)

(unaudited)

	Three months ended December 26, 2020
	Low End of Range	High End of Range

Income from operations on GAAP basis	$108.4	$115.3
Stock-based compensation	24.1	24.1
Inventory and fixed asset write down due to product lines exit	0.1	0.1
Integration related costs	0.2	0.2
Amortization of acquired intangibles	20.9	20.9
Restructuring and related charges	0.2	0.2
Other charges	9.1	9.1
Income from operations on non-GAAP basis	$163.0	$169.9
Operating margin on non-GAAP basis	34.0%	35.5%

Net income (loss) on GAAP basis	$76.9	$83.2
Stock-based compensation	24.1	24.1
Inventory and fixed asset write down due to product lines exit	0.1	0.1
Integration related costs	0.2	0.2
Amortization of acquired intangibles	20.9	20.9
Restructuring and related charges	0.2	0.2
Gain on sale of product lines	(0.1)	(0.1)
Foreign exchange (gains) losses, net	2.8	2.8
Non-cash interest expense on convertible notes	14.7	14.7
Income tax adjustments	0.5	0.5
Other charges	9.1	9.1
Net income on non-GAAP basis	$149.4	$155.7

Net income per share on non-GAAP basis	$1.91	$1.99

Shares used in per share calculation - diluted on GAAP and Non-GAAP basis	78.4	78.4

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving Lumentum Holdings Inc. (“Lumentum”) and Coherent, Inc. (“Coherent”). In connection with the proposed transaction, Lumentum will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes the joint proxy statement of Lumentum and Coherent that will also constitute a prospectus of Lumentum. The information in the preliminary proxy statement/prospectus is not complete and may be changed. When the joint proxy statement/prospectus is finalized, it will be sent to the respective stockholders of Coherent and Lumentum seeking their approval of their respective transaction-related proposals.

Lumentum may not sell the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus and this communication are not offers to sell Lumentum securities, are not soliciting an offer to buy Lumentum securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval.

LUMENTUM AND COHERENT URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available and filed) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by contacting Lumentum’s Investor Relations Department at investor.relations@lumentum.com. Copies of documents filed with the SEC by Coherent (when they become available) may be obtained free of charge on Coherent’s website at https://investors.coherent.com/ by contacting Coherent’s Investor Relations at investor.relations@coherent.com.

Participants in the Solicitation

Each of Lumentum, Coherent and directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of the respective stockholders of Coherent and Lumentum in connection with the proposed transaction is set forth in the proxy statement/prospectus to be filed with the SEC. Additional information regarding Lumentum’s executive officers and directors is included in Lumentum’s definitive proxy statement, which was filed with the SEC on September 25, 2020. Additional information regarding Coherent’s executive officers and directors is included in Coherent’s definitive proxy statement, which was filed with the SEC on April 6, 2020. You can obtain free copies of these documents using the information in the paragraph immediately above.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These include statements regarding preliminary earnings results. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Among the factors that could cause actual results to differ from those contemplated are: the finalization of the Company's financial closing procedures and financial statements for the fiscal second quarter of 2021, and any adjustments identified by the Company in the course of these procedures; the potential impacts on the Company’s business, reputation, relationships, results of operations, cash flows and financial condition as a result of the proposed acquisition of Coherent by the Company and other business risks, including  (a) the COVID-19 pandemic and related impacts, which may continue to adversely impact our business, financial performance and results of operations; (b) quarter-over-quarter product mix fluctuations which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) continued decline of average selling prices across our businesses; (d) effects of seasonality; (e) the ability of our suppliers and contract manufacturers to meet production and delivery requirements for our forecasted demand; (f) inherent uncertainty related to global markets, including the impact of the COVID-19 pandemic, changes in the political or economic environment, including trade and export restrictions and the imposition of tariffs or other duties, and the effect of such markets on demand for our products; (g) changes in customer demand; (h) our ability to attract and retain new customers, particularly in the 3D sensing market; and (i) the risk that Lumentum’s financing or operating strategies will not be successful. For more information on these and other risks, please refer to the “Risk Factors” section included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 26, 2020 to be filed with the Securities and Exchange Commission, and in the Company’s other filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2020, filed by Lumentum with the Securities and Exchange Commission on August 25, 2020. The forward-looking statements and preliminary financial results contained in this press release are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law.